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                                                                   EX-99.906CERT

Pursuant to 18 U.S.C ss. 1350, the undersigned officer of PIMCO Advisors VIT:
OpCap U.S. Government Income Portfolio, OpCap Mid Cap Portfolio, OpCap Small Cap Portfolio, OpCap Managed Portfolio, PEA Science & Technology Portfolio, OpCap Global Equity Portfolio, OpCap Equity Portfolio, and PEA Renaissance Portfolio (the "Registrant"), hereby certifies,tho the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: September 5, 2003

/s/ Stephen Treadway
--------------------
Stephen Treadway
President

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by
Section 906, has been provided to PIMCO Advisors VIT: OpCap U.S. Government Income Portfolio, OpCap Mid Cap Portfolio, OpCap Small Cap Portfolio, OpCap Managed Portfolio, PEA Science & Technology Portfolio, OpCap Global Equity Portfolio, OpCap Equity Portfolio, and PEA Renaissance Portfolio, and will be retained by PIMCO Advisors VIT: OpCap U.S. Government Income Portfolio, OpCap Mid Cap Portfolio, OpCap Small Cap Portfolio, OpCap Managed Portfolio, PEA Science & Technology Portfolio, OpCap Global Equity Portfolio, OpCap Equity Portfolio, and PEA Renaissance Portfolio, and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss 1350 and is not being filed as part of the Report or as a separate disclosure document.

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Pursuant to 18 U.S.C ss. 1350, the undersigned officer of PIMCO Advisors VIT:
OpCap U.S. Government Income Portfolio, OpCap Mid Cap Portfolio, OpCap Small Cap Portfolio, OpCap Managed Portfolio, PEA Science & Technology Portfolio, OpCap Global Equity Portfolio, OpCap Equity Portfolio, and PEA Renaissance Portfolio (the "Registrant"), hereby certifies,tho the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: September 5, 2003

/s/ Brian S. Shlissel
---------------------
Brian S. Shlissel
Treasurer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by
Section 906, has been provided to PIMCO Advisors VIT: OpCap U.S. Government Income Portfolio, OpCap Mid Cap Portfolio, OpCap Small Cap Portfolio, OpCap Managed Portfolio, PEA Science & Technology Portfolio, OpCap Global Equity Portfolio, OpCap Equity Portfolio, and PEA Renaissance Portfolio, and will be retained by PIMCO Advisors VIT: OpCap U.S. Government Income Portfolio, OpCap Mid Cap Portfolio, OpCap Small Cap Portfolio, OpCap Managed Portfolio, PEA Science & Technology Portfolio, OpCap Global Equity Portfolio, OpCap Equity Portfolio, and PEA Renaissance Portfolio, and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss 1350 and is not being filed as part of the Report or as a separate disclosure document.